Execution Version

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

eXHIBIT 10.17

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) is made effective as of the 13 day of August, 2014 (the “Effective Date”), by and between bluebird bio, Inc., a Delaware corporation having its principal place of business at 150 Second Street, Third Floor, Cambridge, MA 02141 (“Bluebird”), and Biogen Idec MA Inc., a Massachusetts corporation having its principal place of business at 225 Binney Street, Cambridge, MA 02142 (“Biogen”).  Bluebird and Biogen may, from time-to-time, be individually referred to as a “Party” and collectively referred to as the “Parties”.

RECITALS

WHEREAS, Biogen Controls the Licensed Patent Rights (hereinafter defined); and

WHEREAS, Bluebird wishes to obtain, and Biogen wishes to grant, certain licenses under the Licensed Patent Rights on the terms and conditions set forth herein.

NOW, THEREFORE, the Parties, intending to be legally bound hereby, agree as follows:

1.	DEFINITIONS
1.1.

“Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with that Party.  For the purpose of this definition, “control” shall refer to: (a) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise; or (b) the ownership, directly or indirectly, of fifty percent (50%) or more of the voting securities of such entity.

1.2.

“Applicable Laws” means all applicable laws, statutes, rules, regulations and guidelines, including all good manufacturing practices and all applicable standards or guidelines promulgated by the appropriate Regulatory Authority.

1.3.	“BCMA” means B-Cell Maturation Antigen.
1.4.	“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks located in New York, New York are authorized or required by law to remain closed.
1.5.	“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.
1.6.	“Calendar Year” means any twelve (12) month period commencing on January 1.

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1.7.

“COM IP” means (a) the patents and patent applications listed on Schedule A attached hereto; and (b) (i) all continuations, divisionals, renewals and continuations-in-part (to the extent the claims thereof are entirely supported by one or more of the patents and patent applications listed on Schedule A to which it claims priority) claiming priority to the patents and patent applications described in clause (a), (ii) any other subsequent filings in any country worldwide claiming priority to the patents and patent applications described in clause (a) (to the extent the claims thereof are entirely supported by one or more of the patents and patent applications listed on Schedule A to which it claims priority); and (iii) all letters of patent granted with respect to any of the foregoing and patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, reissues and re-examinations of any of the foregoing described in clauses (b)(i) and (b)(ii), each of the foregoing (b)(i) through (b)(iii), to the extent (x) Biogen or its Affiliates Controls such patents and patent applications and (y) such patents and patent applications have claims Covering Licensed Products then in Development or Commercialization within the Field.

1.8.	“Commercialize” or “Commercialization” means to manufacture for sale, market, promote, otherwise offer for sale, distribute, and sell.
1.9.	“Commercially Reasonable Efforts” means [***].
1.10.

“Control” or “Controlled” means, with respect to any Intellectual Property Rights, the legal authority or right (whether by ownership, license or otherwise other than pursuant to this Agreement) of a Party or any of its Affiliates to grant a license or a sublicense of or under such Intellectual Property Rights to the other Party without breaching the terms of any agreement with a Third Party.  For clarity, if a Party or any of its Affiliates only can grant a license or sublicense to Intellectual Property Rights, or provide access to a material or document, of a limited scope due to an encumbrance imposed by a Third Party, “Control” or “Controlled” shall be construed to so limit the license or sublicense to such Intellectual Property Rights or the provision of, or provision of access to, such materials or documents (as applicable).

1.11.

“Cover”, “Covering” or “Covered” means, with respect to a given Licensed Product in a given country in the Territory, that, in the absence of ownership of or a license granted under a Valid Claim, the research, Development, manufacture, Commercialization, use, import, offer for sale or sale of such Licensed Product in such country would infringe such Valid Claim (or, in the case of a claim that has not yet issued, would infringe such claim if it were to issue without modification).

1.12.

“Develop” or “Development” means to conduct research and development activities (including related manufacturing activities) under conditions designed to yield data suitable for inclusion in, or otherwise necessary to support, an application

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for Regulatory Approval of a Licensed Product by a Regulatory Authority within the Territory.
1.13.

“Distributor” means a Third Party, other than a Third Party to which any sublicense hereunder is granted, that (a) purchases any Licensed Products in finished form from Bluebird or any of its Affiliates or sublicensees with the intent or purpose of reselling such Licensed Products; and (b) has the right to Commercialize such Licensed Products in one or more regions.

1.14.	“EMA” means the European Medicines Agency, or any successor agency thereto.
1.15.	“EU” means the European Union member states as of the applicable time during the Term.
1.16.	“FDA” means the United States Food and Drug Administration, or a successor federal agency thereto.
1.17.	“Field” means all human diagnostic, therapeutic and prophylactic uses in [***].
1.18.	“First Clinical Trial” means the first human clinical trial of a Licensed Product.
1.19.

“First Commercial Sale” means with respect to a Licensed Product, the first sale for use or consumption of the Licensed Product following receipt of Regulatory Approval for such Licensed Product in a country in the Territory.

1.20.	“GAAP” means the generally accepted accounting principles in the United States, consistently applied.
1.21.

“IND” means: (a) an investigational new drug application filed with the FDA for authorization for the investigation of a Licensed Product; or (b) any foreign equivalents as filed with the applicable Regulatory Authorities in other countries or regulatory jurisdictions in the Territory, as applicable.

1.22.

“Intellectual Property Rights” means all trade secrets, copyrights, Patent Rights, Trademarks, moral rights, know-how and any and all other intellectual property or proprietary rights now known or hereafter recognized in any jurisdiction.

1.23.	“Licensed Patent Rights” means collectively, the COM IP and MOT IP.
1.24.	“Licensed Product” means [***].
1.25.

“MAA” means (a) a Marketing Authorization Application for a Licensed Product filed with (i) the EMA under the centralized European procedure (including amendments and supplements thereto) or (ii) a Regulatory Authority in any country in the EU if the centralized European procedure is not used to obtain Regulatory

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Approval of such Licensed Product; or (b) any other equivalent or related Regulatory Filing, such as a Type II variation, to gain Regulatory Approval of a Licensed Product in any country in the EU.
1.26.

“MOT IP” means (a) the patents and patent applications listed on Schedule B attached hereto; and (b) (i) all continuations, divisionals, renewals and continuations-in-part (to the extent the claims thereof are entirely supported by one or more of the patents and patent applications listed on Schedule B to which it claims priority) claiming priority to the patents and patent applications described in clause (a), (ii) any other subsequent filings in any country worldwide claiming priority to the patents and patent applications described in clause (a) (to the extent the claims thereof are entirely supported by one or more of the patents and patent applications listed on Schedule B to which it claims priority); and (iii) all letters of patent granted with respect to any of the foregoing and patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, reissues and re-examinations of any of the foregoing described in clauses (b)(i) and (b)(ii), each of the foregoing (b)(i) through (b)(iii), to the extent (x) Biogen or its Affiliates Controls such patents and patent applications and (y) such patents and patent applications have claims Covering Licensed Products then in Development or Commercialization within the Field.

1.27.

“NDA” means: (a) a new drug application filed with the FDA for authorization for marketing the Licensed Product; or (b) any of its foreign equivalents as filed with the applicable Regulatory Authorities in other countries or regulatory jurisdictions in the Territory, as applicable.

1.28.	“Net Sales” means [***]
1.29.

“Patent Rights” means the rights and interests in and to issued patents and pending patent applications in any country, jurisdiction or region (including inventor’s certificates and utility models), including all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals, renewals and all patents granted thereon, and all reissues, reexaminations, extensions, confirmations, revalidations, registrations and patents of addition thereof, including supplementary protection certificates, PCTs, pediatric exclusivity periods and any foreign equivalents to any of the foregoing.

1.30.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.31.	“Phase III Clinical Trial” means a human clinical trial of a Licensed Product which is intended to be a pivotal trial for obtaining Regulatory Approval, or

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otherwise is designed and conducted according to 21 C.F.R. §312.21(c), as amended, or its equivalent, as appropriate, in foreign jurisdictions.
1.32.

“Regulatory Approval” means, with respect to a Licensed Product in any country or regulatory jurisdiction, any approval registration, license or authorization that is required by the applicable Regulatory Authority to market and sell such Licensed Product in such country or regulatory jurisdiction.

1.33.	“Regulatory Authority” means any governmental agency or authority responsible for granting Regulatory Approvals for a Licensed Product in the Territory.
1.34.

“Regulatory Exclusivity” means any rights or protections which are recognized, afforded or granted by any Regulatory Authority in any country or region of the Territory in association with the Regulatory Approval of a Licensed Product in the Field, providing such Licensed Product: (i) a period of marketing exclusivity during which a Regulatory Authority that recognizes, affords or grants such marketing exclusivity shall refrain from either reviewing or approving a marketing authorization application or similar regulatory submission submitted by a Third Party seeking to market a product containing the same active pharmaceutical ingredient as such Licensed Product; or (ii) a period of data exclusivity during which a Third Party seeking to market a product containing the same active pharmaceutical ingredient as such Licensed Product is precluded from either referencing or relying upon, without an express right of reference from the dossier holder, such Licensed Product’s clinical dossier or relying on previous Regulatory Authority findings of safety or effectiveness with respect to such Licensed Product to support the submission, review or approval of a marketing authorization application or similar regulatory submission before the applicable Regulatory Authority.

1.35.

“Regulatory Filings” means, with respect to a Licensed Product, any submission to a Regulatory Authority of any appropriate regulatory application, including, without limitation, any IND, any NDA, any submission to a regulatory advisory board, any marketing authorization application (including any MAA), any BLA (biologics license application) and any supplement or amendment thereto.

1.36.	“Related Party” means any of a Party’s Affiliates and permitted sublicensees.
1.37.	“ROFO Field” means [***].
1.38.

“Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by country basis, the period commencing on the First Commercial Sale of such Licensed Product in such country and expiring upon the later of: (a) ten (10) years following the date of First Commercial Sale of such Licensed Product in such country; (b) the expiration of Regulatory Exclusivity for such Licensed Product or

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(c) the expiration or abandonment of the last Valid Claim included in the Licensed Patent Rights that Covers the Licensed Product in such country.
1.39.

“T-Cell” means any of the lymphocytes that mature in the thymus and have the ability to recognize specific peptide antigens presented by major histocompatibility complex antigens through the receptors on their cell surface.

1.40.	“Territory” means worldwide.
1.41.	“Third Party” means any Person other than a Party or an Affiliate of a Party.
1.42.	“Trademarks” means all registered and unregistered trademarks, service marks, trade dress, trade names, logos, insignias, domain names, symbols, designs, and combinations thereof.
1.43.

“Valid Claim” means either: (a) a claim of an issued and unexpired patent included within the Licensed Patent Rights, which has not been permanently revoked or declared unenforceable or invalid by an unreversed and unappealable or unreversed and unappealed decision of a court or other appropriate body of competent jurisdiction and which has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise; or (b) a claim of a pending patent application included within the Licensed Patent Rights, which claim was filed in good faith and has not been cancelled, withdrawn, abandoned or finally disallowed without the possibility of appeal or refiling of such application.

1.44.	Additional Definitions. Each of the following definitions is set forth in the Section indicated below:

Definition	Section
Agreement	Preamble
Annual 5-Year Forecast	5.1.6(b)
Bankruptcy Code	13.4
Bankruptcy Event	13.4
Biogen	Preamble
Biogen Indemnitees	11.1
Bluebird	Preamble
Bluebird Indemnitees	11.2
Bluebird Withholding Tax Action	5.3.2
Cap	12.2
CDA	17.11
Change in Control	17.1
Claims	11.1

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Definition	Section
Confidential Information	9.1
Combination Product	1.28
Deductions	1.28
Defense Action	8.1
Developed IP	7.2
Effective Date	Preamble
Fees	6.1.1
Force Majeure Event	17.4
government	10.3
Government Official	10.3
Gross Sales	1.28
Indemnified Party	11.3
Indemnifying Party	11.3
Milestone Event	5.1.2
Milestone Payment	5.1.2
Party(ies)	Preamble
Recipients	9.2
Relevant Records	6.1.1
Restricted Information	14.2
ROFO Exercise Notice	4.1
ROFO Exercise Period	4.1
ROFO Notice	4.1
Term	13.1
Third Party Infringement	8.1
2.	LICENSE GRANT, Exclusivity
2.1.

License Grant.  Subject to the terms and conditions of this Agreement, Biogen hereby grants to Bluebird a co-exclusive (with Biogen), sublicensable (subject to Section 2.2), royalty-bearing right and license under the Licensed Patent Rights to research, Develop, manufacture, Commercialize, use, import, offer for sale and sell the Licensed Products in the Field in the Territory.

2.2.

Bluebird Sublicense Rights.  Bluebird may sublicense the rights granted to it by Biogen under this Agreement (a) to any of its Affiliates or Celgene Corporation or any of its Affiliates, in each case without Biogen’s prior approval, or (b) to any other Third Party upon Biogen’s prior written approval, which approval shall not be unreasonably withheld or delayed.  Any and all sublicenses shall be subject to the following requirements:

2.2.1.	All sublicenses shall be subject to and consistent with the terms and conditions of this Agreement and shall: (a) preclude the assignment of such

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sublicense without the prior written approval of Biogen, (b) include Biogen as an intended third party beneficiary under the sublicense with the right to enforce the terms of such sublicense, and (c) preclude the granting of further sublicenses in contravention with the terms and conditions of this Agreement.  In no event shall any sublicense relieve Bluebird of any of its obligations under this Agreement.

2.2.2.

Except for any sublicenses to an Affiliate of Bluebird or Celgene Corporation, prior to the execution of any sublicense agreement (including any further sublicense by an existing sublicensee), Bluebird shall provide to Biogen a draft of the proposed sublicense agreement and Biogen shall approve, disapprove or require modifications to such proposed sublicense agreement, which approval, disapproval or required modifications shall be communicated to Bluebird within [***] by Biogen, or, if Biogen does not provide any such communication within such [***] period, such proposed sublicense agreement shall be deemed to have been approved by Biogen.

2.2.3.	Bluebird shall furnish to Biogen a true and complete copy of each sublicense agreement and each amendment thereto, within [***] after the sublicense or amendment has been executed.
2.3.

Retained Rights.  Bluebird acknowledges and agrees that Biogen retains, on behalf of itself and its Affiliates, all rights in the Licensed Patent Rights other than those specifically granted to Bluebird in Section 2.1, including, subject to Section 2.5, the right to practice the Licensed Patents in the Field in the Territory.  As between Biogen and Bluebird, Biogen will exclusively own the results of any use of the Licensed Patent Rights by Biogen not in violation of this Agreement and, subject to Section 4, will have no obligation under this Agreement to disclose or license to Bluebird any developments or Intellectual Property Rights that may arise with respect to such uses.

2.4.

No Additional Rights.  Nothing in this Agreement shall be construed to confer any rights upon Bluebird by implication, estoppel, or otherwise as to any active pharmaceutical ingredients, compounds, products, technology or Intellectual Property Rights of Biogen or its Affiliates other than the rights under the Licensed Patent Rights expressly granted herein.

2.5.

Exclusivity.  During the Term, Biogen shall not grant any rights under the Licensed Patent Rights to a Third Party to Develop or Commercialize Licensed Products in the Field in the Territory, except that Biogen may grant any such rights to any Third Party acting on behalf of Biogen in such Development or Commercialization, including contract research organizations, contract manufacturing organizations and distributors.

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3.	DEVELOPMENT, MANUFACTURING, REGULATORY AND COMMERCIALIZATION
3.1.

Development.  Bluebird shall itself, or through its Affiliates or sublicensees, use Commercially Reasonable Efforts to Develop Licensed Products in the Field in the Territory, and Bluebird shall undertake all Development activities at its sole expense.  Without limiting the foregoing, in connection with its efforts to Develop Licensed Products, Bluebird shall bear all responsibility and expense for filing Regulatory Filings in Bluebird’s name and obtaining Regulatory Approval for Licensed Products in the Field in the Territory.

3.2.	Commercialization.
3.2.1.

Bluebird shall itself, or through its Affiliates, sublicensees or Distributors, use Commercially Reasonable Efforts to Commercialize the Licensed Products in the Field throughout the Territory in those countries in which Regulatory Approval has been obtained for the marketing of the Licensed Products, it being understood that Bluebird, in the exercise of such Commercially Reasonable Efforts, may determine to not seek Regulatory Approval for and Commercialize the Licensed Product in certain countries in the Territory.  Bluebird shall undertake such activities at its sole expense and shall have sole decision-making authority with respect to such activities.

3.2.2.

Prohibition on Sales Outside of the Field.  To the extent permitted by Applicable Laws in each country in the Territory, Bluebird shall not, and shall ensure that its Related Parties agree not to, Commercialize any Licensed Product outside of the Field in the Territory or provide or sell Licensed Product for or to any Third Party if Bluebird or its Related Party knows or has reason to believe that such Third Party, either directly or indirectly, will provide or sell such Licensed Product for use outside of the Field in the Territory.  Biogen shall be a third party beneficiary of any agreements between or among Bluebird and its Related Parties with respect to such restriction, with the right to enforce such agreements.  Bluebird shall provide Biogen with a copy of the relevant sections of each such agreement promptly after the execution thereof.

3.3.	Reporting. [***]
3.4.

Manufacturing.  Subject to Section 2.2, Bluebird shall have the sole right to manufacture, or have manufactured, Licensed Products for use in the Field in the Territory, and it shall be entitled to use, and to sublicense the manufacturing rights under the Licensed Patent Rights, for such purposes.  Bluebird shall be responsible for all aspects of manufacturing of Licensed Products.

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4.	Right of First Offer
4.1.

If at any time during the Term and [***], Biogen seeks to grant rights to a Third Party under the Licensed Patent Rights to Develop or Commercialize one or more Licensed Products for the ROFO Field in any country in the Territory, then before granting such rights, Biogen shall provide Bluebird with written notice thereof (such notice, the “ROFO Notice”).  In the event that Bluebird wishes to exercise its right of first offer with respect to the ROFO Field for all of the countries in the Territory, it shall do so in writing (the “ROFO Exercise Notice”) no later than [***] after Bluebird’s receipt of the ROFO Notice (the “ROFO Exercise Period”).

4.2.	Upon Biogen’s receipt of the ROFO Exercise Notice, this Agreement shall be amended promptly as follows:
(a)	the definition of “Field” shall be amended to include the ROFO Field;
(b)

as a result of updating the definition of “Field” pursuant to the foregoing clause (a), Net Sales of Licensed Products in the ROFO Field in the Territory shall be included in the aggregate annual Net Sales of Licensed Products for royalty calculation purposes pursuant to Sections 5.1.3(a) and 5.1.3(b);

(c)

a new provision shall be added pursuant to which Bluebird shall pay to Biogen an upfront payment of [***] with respect to the ROFO Exercise Notice for the ROFO Field within [***] after the effective date of the amendment;

(d)	[***]; and
(e)	any additional terms as may be agreed by the Parties with respect to the addition of the ROFO Field shall be included in this Agreement.
4.3.

If Bluebird notifies Biogen that it elects not to exercise such right or fails to respond during the ROFO Exercise Period, Biogen shall thereafter have no further obligation to Bluebird with respect to the ROFO Field and may enter into a definitive agreement granting a Third Party, a license or other right under the Licensed Patent Rights to Develop or Commercialize one or more Licensed Products in the ROFO Field.

5.	PAYMENT TERMS
5.1.	Payment Terms.

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5.1.1.

Upfront Payment.  In partial consideration of the licenses and rights granted to Bluebird hereunder, Bluebird shall pay to Biogen [***] within ten (10) days after the Effective Date. Such payment shall be non-refundable and non-creditable.

5.1.2.

Milestone Payments.  Bluebird shall notify Biogen as soon as practicable upon (and in any event within ten (10) days after) achievement of each of the following events by Bluebird or its Affiliates or sublicensees (each such event, a “Milestone Event”).  In further consideration of the licenses and rights granted to Bluebird, within [***] after achievement of each Milestone Event set forth below, Bluebird shall pay to Biogen the corresponding non-creditable and non-refundable milestone payment (each, a “Milestone Payment”). If any Milestone Payment has not been paid by the time that the subsequent (based on the row numbers in the table below) Milestone Event is achieved, then all unpaid earlier Milestone Payments will be due and payable on the due date for payment of the Milestone Payment for such subsequent Milestone Event, and Bluebird shall pay to Biogen all such unpaid earlier Milestone Payments in addition to the Milestone Payment for such subsequent Milestone Event on such due date.

(a)	Development Milestone Events.

Row	Milestone Event	Milestone Payment
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(b)

For the avoidance of doubt and except as set forth in Section 4.2(d): (i) each Milestone Payment shall be payable only once upon the first achievement of the applicable Milestone Event for a Licensed Product in the Field [***]; and (ii) satisfaction of a Milestone Event by a sublicensee or assignee of, or Third Party retained by, Bluebird or its Affiliates shall be deemed to have been satisfied by Bluebird for purposes of this Section 5.1.2.

5.1.3.

Calculation of Royalties. In consideration of the licenses and rights granted to Bluebird hereunder, Bluebird shall pay to Biogen in accordance with Section 5.1.4(b) the royalties set forth in Sections 5.1.3(a) and 5.1.3(b),

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as applicable, with respect to aggregate annual Net Sales of Licensed Products in the Field in the Territory during the applicable Royalty Term.
(a)

Royalty in countries of the Territory where there is no Valid Claim that Covers the Licensed Product. Bluebird shall pay Biogen a royalty of [***] of aggregate annual Net Sales of Licensed Products in the Field in countries of the Territory where there is no Valid Claim included in the Licensed Patent Rights in such countries that Covers such Licensed Products.

(b)

Royalty in countries of the Territory where there is a Valid Claim that Covers the Licensed Product.  Bluebird shall pay Biogen a royalty on Net Sales of Licensed Products in the Field in countries of the Territory where there is a Valid Claim included in the Licensed Patent Rights in such countries that covers such Licensed Products calculated as the percentages of the applicable portion of annual Net Sales of Licensed Products in the Field in the Territory set forth in the table below.

Annual Net Sales of Licensed Products in the Field in the Territory	Royalty Rate to be applied to Net Sales from countries where there is a Valid Claim
[***]	[***]
[***]	[***]
[***]	[***]

For example, if (a) annual Net Sales of Licensed Products in the Field in countries without a Valid Claim are $700 million and (b) annual Net Sales of Licensed Products in the Field in countries with a Valid Claim are $1.2 billion, the royalties under Sections 5.1.3(a) and 5.1.3(b) would be calculated as follows:

[***]

5.1.4.

Royalty Reports and Payments.  Commencing with the beginning of the first Royalty Term and thereafter during the Term, on a Calendar Year-by-Calendar Year basis and with respect to each Calendar Quarter of such Calendar Year, within [***] after the end of the applicable Calendar Quarter, Bluebird shall:

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(a)

provide to Biogen a report of gross sales (including any foreign exchange rates used) and Net Sales of Licensed Products (detailing all Deductions) in the Field in the Territory for such Calendar Year broken down by Calendar Quarter on an aggregate and country-by-country basis, which Net Sales shall include Net Sales for such Calendar Quarter and Net Sales for each of the previous Calendar Quarters in such Calendar Year, as applicable, and including lists of countries that fall under each of Sections 5.1.3(a) and 5.1.3(b), with calculations of aggregate annual Net Sales under each of Sections 5.1.3(a) and 5.1.3(b); and

(b)	pay to Biogen the royalties due under Section 5.1.3(a) and Section 5.1.3(b) with respect to such Net Sales for such Calendar Quarter.
5.1.5.	Payment Reduction in the event of [***].
5.1.6.	[***]
(a)	In order to enable Biogen [***] within [***] of each Calendar Quarter [***] Bluebird shall deliver to Biogen [***] provided that Biogen acknowledges [***].
(b)	Within [***] after Bluebird submits an application for Regulatory Approval of the first Licensed Product in any country in the Territory [***].
5.1.7.	Late Payments. Any late payments shall bear interest [***].
5.2.	Payment Method.
5.2.1.

Currency.  With respect to Net Sales invoiced in U.S. dollars, the Net Sales and the amounts due for royalties under Section 5.1.3 will be expressed in U.S. dollars.  With respect to Net Sales invoiced in a currency other than U.S. dollars, payments will be calculated based on amounts converted to U.S. dollars using currency exchange rates for the Calendar Quarter for which remittance is made for such royalties.  [***]

5.2.2.

Method of Payment.  All payments from Bluebird to Biogen shall be made by wire transfer in U.S. Dollars to the credit of such bank account as may be designated by Biogen in writing to Bluebird.  Any payment which falls due on a date which is not a Business Day may be made on the next succeeding Business Day.

5.3.	Taxes.

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5.3.1.	VAT. It is understood and agreed between the Parties that any payments made under this Agreement are [***] (VAT), which shall be added thereon as applicable.
5.3.2.	Withholding Taxes. If Bluebird is required to make a payment to Biogen subject to a deduction of tax or withholding tax, then [***].
5.3.3.	Tax Cooperation [***] Each Party shall provide the other Party with reasonable assistance to enable the recovery, as permitted by Applicable Laws, of [***].
5.3.4.	Tax Forms. The Parties agree to cooperate and produce on a timely basis any tax forms or reports reasonably requested by the other Party in connection with [***].
6.	RECORDS; AUDIT RIGHTS
6.1.	Relevant Records.
6.1.1.

Relevant Records.  Bluebird shall keep, and will cause each of its Affiliates or sublicensees, as applicable, to keep, accurate books and records of accounting for the purpose of calculating all payments due to  Biogen under Section 5.1 (such payments, collectively the “Fees” and such books and records, collectively the “Relevant Records”).  For the [***] following the end of the Calendar Year to which each will pertain, such Relevant Records will be kept by Bluebird or such Affiliate or sublicensee at each of their principal place of business.

6.1.2.

Audit Request.  At the request of Biogen, Bluebird shall, and, shall cause each of its Affiliates or sublicensees to, permit Biogen and its representatives (including an independent auditor), at reasonable times and upon reasonable notice, to examine the Relevant Records.  Such examinations may not (a) be conducted for any Calendar Year more than [***] after the end of such Calendar Year; (b) be conducted more than once in any [***] period; or (c) be repeated for any Calendar Year.  Such audit shall be requested in writing at least [***] in advance, and shall be conducted during Bluebird’s normal business hours and otherwise in manner that minimizes any interference to Bluebird’s business operations.

6.1.3.

Audit Fees and Expenses.  Biogen shall bear any and all fees and expenses incurred by it in connection with any such audit of the Relevant Records; provided, however, in the event an audit reveals an underpayment by Bluebird of more than [***] as to the period subject to the audit, Bluebird

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shall reimburse Biogen for any reasonable and documented out-of-pocket costs and expenses of the audit within [***] after receiving invoices thereof.
7.	INTELLECTUAL PROPERTY RIGHTS
7.1.

Pre-existing IP.  Subject only to the rights expressly granted to the other Party under this Agreement, each Party shall retain all rights, title and interests in and to any Intellectual Property Rights that are owned, licensed or sublicensed by such Party prior to or independent of this Agreement.

7.2.

Developed IP.  Bluebird shall own all rights, title and interests in and to any Intellectual Property Rights that are conceived solely by Bluebird, its Affiliates or sublicensees following the Effective Date (collectively, “Developed IP”).

7.3.	Patent Prosecution and Maintenance of Licensed Patent Rights.
7.3.1.	Prosecution and Maintenance of MOT IP.
(a)

Subject to the rights of any Third Party with respect to the MOT IP, Biogen shall, at its expense and discretion, be responsible for prosecuting (including in connection with any reexaminations, oppositions and the like) and maintaining the MOT IP in the Territory.  If Biogen files patent applications claiming priority to the patent listed in Schedule B subsequent to the Effective Date, Biogen shall make a determination in good faith as to whether such applications have claims that constitute MOT IP.  If Biogen determines that such applications have claims that constitute MOT IP, then Biogen shall provide Bluebird drafts of any material filings or responses to be made to relevant patent offices which are related to such MOT IP, within a reasonable amount of time in advance of submitting such filings or responses to permit Bluebird an opportunity to review and comment thereon. Biogen shall consider in good faith the reasonable comments made by Bluebird with respect to the MOT IP, provided that Biogen does not reasonably determine such comments to be detrimental to the prosecution or enforcement of any Patent Rights owned or Controlled by Biogen or the rights of any Third Party with respect to the MOT IP.

(b)

If Biogen elects to abandon the prosecution or maintenance of the MOT IP in any country in the Territory or as a PCT application (and does not elect to file one or more new patent applications claiming priority to such MOT IP), then unless Biogen has a good faith reasonable basis for determining that such prosecution or

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maintenance not be continued by either Party, Biogen will promptly (but not less than thirty (30) days before any action is required) provide Bluebird with written notice, and will permit Bluebird, at Bluebird’s sole discretion and expense, to continue prosecution or maintenance of any such MOT IP in the applicable country of the Territory, subject to the rights of any Third Party with respect to such MOT IP and provided that Bluebird shall consult with Biogen with respect to the prosecution or maintenance of such Patent Rights by Bluebird, including: (i) allowing Biogen a reasonable opportunity and reasonable time to review and comment regarding such drafts before any applicable filings are submitted to any relevant patent office or governmental authority, (ii) reflecting any reasonable comments offered by Biogen in any filings submitted by Bluebird to any relevant patent office or governmental authority and (iii) not taking any position with respect to such Patent Rights that would be reasonably likely to adversely affect the scope, validity or enforceability of any other Patent Rights being prosecuted or maintained by Biogen without the prior written consent of Biogen, which consent shall not be unreasonably withheld, delayed or conditioned.

7.3.2.	Prosecution and Maintenance of COM IP.
(a)

Biogen shall be responsible for prosecuting (including in connection with any reexaminations, oppositions and the like) and maintaining the COM IP in the Territory, and subject to Section 5.1.5, the Parties shall share equally the costs and expenses in connection with such prosecution and maintenance.  Biogen shall provide Bluebird drafts of any material filings or responses related thereto to be made to relevant patent offices, within a reasonable amount of time in advance of submitting such filings or responses to permit Bluebird an opportunity to review and comment thereon. Biogen shall reflect any such reasonable comments with respect to COM IP, provided that in each case Biogen does not reasonably determine such comments to be detrimental to the prosecution or enforcement of any Patent Rights owned or Controlled by Biogen.

(b)

If Biogen elects to abandon the prosecution or maintenance of any COM IP in any country in the Territory or as a PCT application (and does not elect to file one or more new patent applications claiming priority to such COM IP), then unless Biogen has a good faith reasonable basis for determining that such prosecution or maintenance not be continued by either Party, Biogen will promptly (but not less than thirty (30) days before any action is

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required) provide Bluebird with written notice, and will permit Bluebird, at Bluebird’s sole discretion and expense, to continue prosecution or maintenance of such COM IP  in the applicable country of the Territory; provided that Bluebird shall consult with Biogen with respect to the preparation, filing, prosecution and maintenance of such Patent Rights by Bluebird, including: (i) allowing Biogen a reasonable opportunity and reasonable time to review and comment regarding such drafts before any applicable filings are submitted to any relevant patent office or governmental authority, (ii) reflecting any reasonable comments offered by Biogen in any filings submitted by Bluebird to any relevant patent office or governmental authority and (iii) not taking any position with respect to such Patent Rights that would be reasonably likely to adversely affect the scope, validity or enforceability of any other Patent Rights being prosecuted and maintained by Biogen without the prior written consent of Biogen, which consent shall not be unreasonably withheld, delayed or conditioned.

8.	ACTUAL OR THREATENED INFRINGEMENT, DISCLOSURE OR MISAPPROPRIATION.
8.1.

Notification.  Each Party shall promptly notify the other Party in writing of its becoming aware of (a) any actual or threatened infringement, misappropriation or other violation or challenge to the validity, scope or enforceability by a Third Party of any Licensed Patent Rights in the Field (“Third Party Infringement”); or (b) initiation by a Third Party of an opposition proceeding against any Licensed Patent Rights in the Field, or initiation by Bluebird of an opposition against a Third Party  related to the Licensed Patent Rights in the Field or any allegation by a Third Party that Intellectual Property Rights owned by it are infringed, misappropriated or violated by the Development, Commercialization or research, develop, make, have made, use, sell, offer for sale, market, distribute, import, export or otherwise exploit any Licensed Product in the Field (“Defense Action”).

8.2.	Third Party Infringements.
8.2.1.

Enforcement of MOT IP.  Subject to the rights of any Third Party with respect to MOT IP, [***] shall have the sole right (but not the obligation), at its own expense, to control enforcement of the MOT IP against any Third Party Infringement [***].

8.2.2.	Enforcement of COM IP.

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(a)	Unless [***] shall have the [***] right (but not the obligation), [***] to control enforcement of the COM IP against any Third Party Infringement.
(b)

[***] shall have the right (but not the obligation) to control enforcement of the COM IP against any Third Party Infringement if (i) [***] or (ii) [***] provided that, in the case of clause (ii), [***].

8.2.3.	Cooperation. Each Party shall provide to the Party enforcing any such rights under this Section 8.2 reasonable assistance in such enforcement, [***].
8.2.4.

Recoveries. Any and all recoveries resulting from a suit, action or proceeding relating to a claim of Third Party Infringement shall first be [***]. Thereafter, any remaining recoveries shall be [***].

8.3.

Defense Actions.  [***] shall be [***] responsible for the costs of any Defense Action and shall have all authority with respect to any such Defense Action, including [***] provided that [***] shall keep [***] timely informed of the proceedings and filings, and provide [***] with copies of all material communications, pertaining to each Defense Action [***] shall not settle, stipulate to any facts or make any admission with respect to any Defense Action without [***] prior written consent (not to be unreasonably withheld or delayed) if such settlement, stipulation or admission would (a) [***] (b) [***] (c) [***].

9.	CONFIDENTIALITY
9.1.

Definition.  “Confidential Information” means the terms and provisions of this Agreement and other proprietary information and data of a financial, commercial or technical nature that the disclosing Party or any of its Affiliates has supplied or otherwise made available to the other Party or its Affiliates, which are disclosed in writing or orally, including with respect to Bluebird as the disclosing Party, Restricted Information and any Bluebird proprietary information or data in proposed publications or presentations submitted to Biogen pursuant to Section 14.1.3 or reports submitted pursuant to Section 3.3.

9.2.

Obligations.  During the Term and for five (5) years thereafter, the receiving Party will (a) protect all Confidential Information of the disclosing Party against unauthorized disclosure to Third Parties and (b) not use or disclose the Confidential Information of the disclosing Party, except as permitted by or in furtherance of exercising rights or carrying out obligations hereunder or for internal legal, accounting or finance purposes, for the avoidance of doubt, Biogen may not use Restricted Information in connection with its own research, Development,

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manufacture, Commercialization, use, import, or sale of products covered by the Licensed Patents in the Field in the Territory.  The receiving Party shall treat all Confidential Information provided by the disclosing Party with the same degree of care as the receiving Party uses for its own similar information, but in no event less than a reasonable degree of care.  The receiving Party may disclose the Confidential Information to its Affiliates, and their respective directors, officers, employees, subcontractors, sublicensees, consultants, attorneys, accountants, banks and investors (collectively, “Recipients”) who have a need-to-know such information for purposes related to this Agreement, provided that the receiving Party shall hold such Recipients to written obligations of confidentiality with terms and conditions at least as restrictive as those set forth in this Agreement.

9.3.	Exceptions to Confidentiality. The obligations under this Section 9 shall not apply to any information to the extent the receiving Party can demonstrate by competent evidence that such information:
(a)

is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the receiving Party or any Recipients to whom it disclosed such information;

(b)	was known to, or was otherwise in the possession of, the receiving Party prior to the time of disclosure by the disclosing Party;
(c)	is disclosed to the receiving Party on a non-confidential basis by a Third Party who is entitled to disclose it without breaching any confidentiality obligation to the disclosing Party; or
(d)	is independently developed by or on behalf of the receiving Party or any of its Affiliates, as evidenced by its written records, without use or access to the Confidential Information.
9.4.	Permitted Disclosures.
9.4.1.

Compliance with Law.  The restrictions set forth in this Section 9 shall not apply to any Confidential Information that the receiving Party is required to disclose under Applicable Laws or a court order or other governmental order or to enforce any Licensed Patent Right under Section 8, provided that the receiving Party: (a) provides the disclosing Party with prompt notice of such disclosure requirement if legally permitted; (b) affords the disclosing Party an opportunity to oppose or limit, or secure confidential treatment for such required disclosure; and (c) if the disclosing Party is unsuccessful in its efforts pursuant to Section 9.4.1(b), discloses only that

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portion of the Confidential Information that the receiving Party is legally required to disclose as advised by the receiving Party’s legal counsel.
9.4.2.

Biogen Permitted Disclosures.  Notwithstanding the restrictions set forth in this Section 9, in the event that Biogen wishes to assign, pledge or otherwise transfer its rights to receive some or all of the Fees payable hereunder, Biogen may disclose to a Third Party Confidential Information of Bluebird in connection with any such proposed assignment, provided that Biogen shall hold such Third Parties to written obligations of confidentiality with terms and conditions at least as restrictive as those set forth in this Agreement.

9.4.3.

Bluebird Permitted Disclosures.  Notwithstanding the restrictions set forth in this Section 9, in the event that Bluebird wishes to enter into a sublicense in accordance with Section 2.2, Bluebird may disclose to a Third Party Confidential Information of Biogen relating to the Licensed Products in the Field in connection with any such proposed sublicense, provided that Bluebird shall hold such Third Parties to written obligations of confidentiality with terms and conditions at least as restrictive as those set forth in this Agreement.

9.4.4.

Disclosure of Agreement Terms.  Notwithstanding the restrictions set forth in this Section 9, a Party may, without the prior consent of the other Party, disclose the terms and provisions of this Agreement to any Third Party that is (a) performing diligence in connection with any permitted Change of Control or similar transaction or (b) a permitted sublicensee under this Agreement or a permitted assignee of this Agreement, provided that such Party shall hold such Third Party to written obligations of confidentiality with terms and conditions at least as restrictive as those set forth in this Agreement.

9.5.

Right to Injunctive Relief.  Each Party agrees that breaches of this Section 9 may cause irreparable harm to the other Party and shall entitle such other Party, in addition to any other remedies available to it (subject to the terms of this Agreement), the right to seek injunctive relief enjoining such action.

9.6.

Ongoing Obligation for Confidentiality.  Upon expiration or termination of this Agreement, the receiving Party shall, and shall cause its Recipients to, destroy, delete or return (as requested by the disclosing Party) any Confidential Information of the disclosing Party, except for one copy which may be retained in the confidential files of its legal department for archival purposes only.

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10.	REPRESENTATIONS, WARRANTIES AND COVENANTS
10.1.	Representations and Warranties by Each Party. Each Party represents and warrants to the other Party as of the Effective Date that:
(a)	it is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation;
(b)

it has full corporate power and authority to execute, deliver, and perform under this Agreement, and has taken all corporate action required by Applicable Laws and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;

(c)	this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms;
(d)	all consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained; and
(e)

the execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement, and the consummation of the transactions contemplated hereby do not and shall not: (i) conflict with or result in a breach of any provision of its organizational documents; (ii) result in a breach of any agreement to which it is a party that would impair the performance of its obligations hereunder; or (iii) violate any Applicable Laws.

10.2.	Representations and Warranties by Biogen.

Biogen represents and warrants to Bluebird as of the Effective Date that:

(a)	Biogen Controls the Licensed Patent Rights, and is entitled to grant the licenses specified herein; and
(b)	Biogen has not granted to any Third Party any rights or licenses under any of the Licensed Patent Rights that would conflict with the licenses granted to Bluebird hereunder.
10.3.	Covenants and Representations and Warranties by Bluebird.

Bluebird represents and warrants as of the Effective Date and covenants thereafter to Biogen that:

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(a)	it shall, and shall ensure all Third Parties that it engages, comply with all Applicable Laws with respect to the performance of its obligations hereunder;
(b)	without limiting the generality of Section 10.3(a), Bluebird shall comply with the U.S. Foreign Corrupt Practices Act of 1977 (as modified or amended);
(c)

it has not and will not directly or indirectly offer or pay, or authorize such offer or payment of, any money, or transfer anything of value, to improperly seek to influence any Government Official; and

(d)	if Bluebird is itself a Government Official, Bluebird represents warrants and covenants that it has not accepted, and will not accept in the future, such a payment or transfer.

As used in this Section 10.3, “Government Official” means: (i) any elected or appointed government official (e.g., a member of a ministry of health); (ii) any employee or person acting for or on behalf of a government official, agency, or enterprise performing a governmental function; (iii) any political party officer, employee, or person acting for or on behalf of a political party or candidate for public office; (iv) an employee or person acting for or on behalf of a public international organization; or (v) any person otherwise categorized as a government official under local law.  For the purposes of the definition of “Government Official”, the terms “government” and the correlative term “governmental” are meant to include all levels and subdivisions of non-U.S. governments (i.e., local, regional, or national and administrative, legislative, or executive).

10.4.

No Other Warranties.  EXCEPT AS EXPRESSLY STATED IN THIS SECTION 10, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE, NON-INFRINGEMENT, VALIDITY, ENFORCEABILITY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  ANY INFORMATION PROVIDED BY BIOGEN OR ITS AFFILIATES IS MADE AVAILABLE ON AN “AS IS” BASIS WITHOUT WARRANTY WITH RESPECT TO COMPLETENESS, COMPLIANCE WITH REGULATORY STANDARDS OR REGULATIONS OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND OF WARRANTY WHETHER EXPRESS OR IMPLIED.

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11.	INDEMNIFICATION
11.1.

Indemnification by Bluebird.  Bluebird agrees to indemnify, hold harmless and defend Biogen and its Affiliates, and their respective officers, directors and employees (collectively, “Biogen Indemnitees”), from and against any Claims arising or resulting from: (a) the Development of a Licensed Product by, on behalf of or under grant of rights from Bluebird, its Affiliates, subcontractors or sublicensees; (b) the Commercialization of a Licensed Product by, on behalf of or under grant of rights from Bluebird, its Affiliates, subcontractors or sublicensees; (c) any gross negligence or wrongful intentional acts or omissions of Bluebird, its Affiliates, subcontractors or sublicensees in connection with this Agreement; (d) breach by Bluebird of any representation, warranty, obligation or covenant as set forth in this Agreement; or (e) breach by Bluebird of the scope of the license set forth in Section 2.1.  As used herein, “Claims” means collectively, any and all Third Party demands, claims, actions and proceedings (whether criminal or civil, in contract, tort or otherwise) for losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees).

11.2.

Indemnification by Biogen. Biogen agrees to indemnify, hold harmless and defend Bluebird and its Affiliates and their respective officers, directors and employees (collectively, “Bluebird Indemnitees”), from and against any Claims arising or resulting from: (a) any gross negligence or wrongful intentional acts or omissions of Biogen, its Affiliates, or subcontractors in connection with this Agreement; or (b) breach by Biogen of any representation, warranty, obligation or covenant as set forth in this Agreement.

11.3.

Indemnification Procedure.  In connection with any Claim for which a Party (the “Indemnified Party”) seeks indemnification from the other Party (the “Indemnifying Party”) pursuant to this Agreement, the Indemnified Party shall: (a) give the Indemnifying Party prompt written notice of the Claim; provided, however, that failure to provide such notice shall not relieve the Indemnifying Party from its liability or obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (b) cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in connection with the defense and settlement of the Claim; and (c) permit the Indemnifying Party to control the defense and settlement of the Claim; provided, however, that the Indemnifying Party may not settle the Claim without the Indemnified Party’s prior written consent, which shall not be unreasonably withheld or delayed, in the event such settlement materially adversely impacts the Indemnified Party’s rights or obligations.  Further, the Indemnified Party shall have the right to participate (but not control) and be represented in any suit or action by advisory counsel of its selection and at its own expense.

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12.	LIMITATION OF LIABILITY

[***]

13.	TERM; TERMINATION
13.1.	Term. The term of this Agreement (the “Term”) shall commence as of the Effective Date and, unless earlier terminated as expressly provided herein, shall expire upon the last-to-expire Royalty Term.
13.2.

Termination for Cause.  Each Party shall have the right, without prejudice to any other remedies available to it at law or in equity, to terminate this Agreement in the event the other Party breaches any of its material obligations hereunder and fails to cure such breach within [***] of receiving notice thereof; provided, however, that if such breach is capable of being cured, but cannot be cured within such [***] period, and the breaching Party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching Party shall have such additional period as is reasonable to cure such breach, but in no event will such additional period exceed [***].  Any termination by a Party under this Section 13.2 shall be without prejudice to any damages or other legal or equitable remedies to which it may be entitled from the other Party.  For the avoidance of doubt, Bluebird’s failure to use Commercially Reasonable Efforts to Develop and Commercialize the Licensed Product shall constitute a material breach by Bluebird under this Agreement.

13.3.	Termination by Bluebird. Bluebird may terminate this Agreement at will in its sole discretion, on not less than [***] prior written notice to Biogen.
13.4.

Termination for a Bankruptcy Event.  Each Party shall have the right to terminate this Agreement in the event of a Bankruptcy Event with respect to the other Party.  “Bankruptcy Event” means the occurrence of any of the following: (a) the institution of any bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against a Party under any bankruptcy, insolvency, or other similar law now or hereinafter in effect, including any section or chapter of the United States Bankruptcy Code, as amended or under any similar laws or statutes of the United States or any state thereof (the “Bankruptcy Code”), where in the case of involuntary proceedings such proceedings have not been dismissed or discharged within [***] after they are instituted; (b) the insolvency or making of an assignment for the benefit of creditors or the admittance by a Party of any involuntary debts as they mature; (c) the institution of any reorganization, arrangement or other readjustment of debt plan of a Party not involving the Bankruptcy Code; (d) the appointment of a receiver for all or substantially all of a Party’s assets; or (e) any corporate action taken by the board of directors of a Party in furtherance of any of the foregoing actions.

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13.5.	Effect of Termination or Expiration.
13.5.1.

Upon termination or expiration of this Agreement, (a) Bluebird shall pay to Biogen [***] Biogen as of the effective date of termination or expiration within [***] following the effective date of termination or expiration and (b) all licenses under Section 2.1 from Biogen to Bluebird shall terminate.

13.5.2.

Upon termination of this Agreement, Bluebird shall have the right to sell its remaining inventory of Licensed Products for a period of up to [***] following the termination of this Agreement so long as Bluebird has fully paid, and continues to fully pay when due, any and all Fees owed to Biogen, and Bluebird otherwise is not in material breach of this Agreement.

13.5.3.

A termination of this Agreement will not automatically terminate any sublicense granted by Bluebird pursuant to Section 2.2 with respect to a Third Party, provided that (a) such sublicensee is not then in breach of any provision of this Agreement or the applicable sublicense agreement; (b) Biogen will have the right to step into the role of Bluebird as sublicensor, with all the rights that Bluebird had under such sublicense prior to termination of this Agreement (including the right to receive any payments to Bluebird by such sublicensee that accrue from and after the date of the termination of this Agreement); and (c) Biogen will only have those obligations to such sublicensee as Biogen had to Bluebird hereunder.  Bluebird shall include in any sublicense agreement a provision in which said sublicensee acknowledges its obligations to Biogen hereunder and the rights of Biogen to terminate this Agreement with respect to any sublicensee for material breaches of this Agreement by such sublicensee.

13.6.

Survival.  Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing hereunder prior to such expiration or termination.  Without limiting the foregoing, the provisions of Sections 5.1.7 (Late Payments), 5.2 (Payment Method), 5.3 (Taxes), 6 (Records; Audit Rights), 7.1 (Pre-Existing IP), 7.2 (Developed IP), 9 (Confidentiality), 11 (Indemnification), 12 (Limitation of Liability), 13.5 (Effect of Termination or Expiration), 14.1.2 (Public Statements), 15 (Bluebird Insurance), 16 (Dispute Resolution), 17.3 (Governing Law) and 17.8 (Notices) shall survive expiration or termination of this Agreement.

14.	PUBLICITY, PUBLICATIONS and restricted access
14.1.	Publicity and Publications.
14.1.1.	Use of Trademarks. Neither Party (nor any of its Affiliates or agents) shall use the Trademarks of the other Party or its Affiliates in any press release,

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publication or other form of promotional disclosure without the prior written consent of the other Party in each instance.
14.1.2.

Public Statements.  Except as expressly set forth herein, each Party agrees not to issue any press release or other public statement or any information relating to this Agreement, whether written, electronic, oral or otherwise, disclosing the existence of this Agreement or the terms hereof without the prior written consent of the other Party; provided, however, that neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Laws or the rules of any recognized stock exchange, including disclosure of the terms of this Agreement, so long as the disclosing Party provides the other Party at least [***] prior written notice to the extent practicable and only discloses information to the extent required by Applicable Laws or the rules of any recognized stock exchange.

14.1.3.

Publications.  Biogen acknowledges that Bluebird personnel may desire to publish or present data that is derived from the research, Development or Commercialization of the Licensed Products in the Field or related to the Licensed Patent Rights.  No such publication by Bluebird will be submitted and no such presentation shall be made unless a written copy of such proposed publication or presentation is submitted to Biogen no later than [***] before submission for publication or presentation.  Biogen shall provide its comments with respect to such publications and presentations within [***] after its receipt of such written copy from Bluebird.  Bluebird shall consider in good faith all comments made by Biogen, including limitations on disclosure of Bluebird confidential information requested by Biogen consistent with what Bluebird would consider normal procedure for its own development products.  Bluebird will comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any such publication.

14.2.

Restricted Disclosure and Internal Access.  At any time after [***], Bluebird’s obligation to submit details of Bluebird’s research and Development activities with respect to the Licensed Products, including specific vector sequences used in the Licensed Products pursuant to clause (a) or (b) of Section 3.3 or proposed manuscripts pursuant to Section 14.1.3 (such information, the “Restricted Information”) shall be limited to submitting such information solely to Biogen’s intellectual property group, and Biogen shall restrict the access of any such Restricted Information to Biogen’s intellectual property group; provided that, notwithstanding the foregoing, (i) Biogen’s intellectual property group may disclose to other employees and consultants of Biogen information derived from Restricted Information concerning whether or not Bluebird has complied with its payment obligations under Section 5.1.2 and Section 5.1.3 and (ii) the restrictions

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contained in this Section 14.2 shall not apply in the event of any dispute under this Agreement.
15.	Bluebird INSURANCE
15.1.

Insurance Requirements.  Bluebird shall maintain during the Term and until the later of: (a) [***] after termination or expiration of this Agreement, or (b) the date that all statutes of limitation covering claims or suits that may be instituted for personal injury based on the sale or use of the Licensed Products have expired, commercial general liability insurance from a minimum “A-” AM Bests rated insurance company or insurer reasonably acceptable to Biogen, including contractual liability and product liability or clinical trials, if applicable, with coverage limits of not less than [***].  Bluebird has the right to provide the total limits required by any combination of primary and umbrella/excess coverage.  The minimum level of insurance set forth herein shall not be construed to create a limit on Bluebird’s liability hereunder.  Such policies shall name Biogen and its Affiliates as additional insured and provide a waiver of subrogation in favor of Biogen and its Affiliates.  Such insurance policies shall be primary and non-contributing with respect to any other similar insurance policies available to Biogen or its Affiliates.  Any deductibles for such insurance shall be assumed by Bluebird.

15.2.

Policy Notification.  Bluebird shall provide Biogen with original certificates of insurance (which may be done through the submission of an electronic copy of such certificate) evidencing such insurance: (a) promptly following execution by both Parties of this Agreement; and (b) prior to expiration of any one coverage.  Biogen shall be given at least thirty (30) days written notice prior to cancellation, termination or any change to restrict the coverage or reduce the limits afforded.

16.	DISPUTE RESOLUTION
16.1.

General.  Promptly after the written request of either Party, each of the Parties shall appoint a designated representative to meet in person or by telephone to attempt in good faith to resolve any dispute that arises under this Agreement.  If the designated representatives do not resolve the dispute within [***] of such request, then a senior executive of each Party shall meet in person or by telephone to review and attempt to resolve the dispute in good faith. The senior executives shall have [***] days to attempt to resolve the dispute.  If the senior executives cannot resolve such dispute within such period of time, then the Parties shall each be free to pursue any avenue available to them under law or equity to resolve the dispute.  If a Party’s legal rights would be adversely affected as a result of the passage of time that would occur by participating in the dispute resolution mechanism set forth above, including the effect of applicable statutes of limitations or time-based defenses (such as estoppels or laches), such Party may commence legal proceedings prior to or during the course of such dispute resolution mechanism.

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16.2.

Injunctive Relief.  Notwithstanding the foregoing, in the event of an actual or threatened breach hereunder, the aggrieved Party may seek equitable relief (including restraining orders, specific performance or other injunctive relief) in any court or other forum, without first submitting to the dispute resolution procedures set forth in Section 16.1.

17.	GENERAL PROVISIONS
17.1.	Assignment. [***]
17.2.

Severability.  Should one or more of the provisions of this Agreement become void or unenforceable as a matter of law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement, and the Parties agree to substitute a valid and enforceable provision therefor which, as nearly as possible, achieves the desired economic effect and mutual understanding of the Parties under this Agreement.

17.3.

Governing Law.  This Agreement shall be governed by and construed under the laws in effect in the Commonwealth of Massachusetts, U.S., without giving effect to any conflicts of laws provision thereof or of any other jurisdiction that would produce a contrary result.

17.4.

Force Majeure.  Except with respect to delays or nonperformance caused by the negligent or intentional act or omission of a Party, any delay or nonperformance by such Party (other than payment obligations under this Agreement) will not be considered a breach of this Agreement to the extent such delay or nonperformance is caused by acts of God, natural disasters, acts of the government or civil or military authority, fire, floods, epidemics, quarantine, energy crises, war or riots or other similar cause outside of the reasonable control of such Party (each, a “Force Majeure Event”), provided that the Party affected by such Force Majeure Event will promptly begin or resume performance as soon as reasonably practicable after the event has abated.  If the Force Majeure Event prevents a Party from performing any of its obligations under this Agreement for [***] or more, then the other Party may terminate this Agreement immediately upon written notice to the non-performing Party.

17.5.

Waivers and Amendments.  The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party.  No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver.  No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

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17.6.

Relationship of the Parties.  Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture, or legal entity of any type between Biogen and Bluebird, or to constitute one Party as the agent of the other.  Moreover, each Party agrees not to construe this Agreement, or any of the transactions contemplated hereby, as a partnership for any tax purposes.  Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind, or commit the other Party.

17.7.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.
17.8.

Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (a) delivered by hand (with written confirmation of receipt); (b) sent by fax (with written confirmation of receipt), provided that a copy is sent by an internationally recognized overnight delivery service (receipt requested); or (c) when received by the addressee, if sent by an internationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and fax numbers set forth below (or to such other addresses and fax numbers as a Party may designate by written notice):

If to Biogen:

Biogen Idec

225 Binney Street

Cambridge, MA 02142

Attn: Executive Vice President and General Counsel

Facsimile: (866) 546-2758

with a copy to:

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600 U.S.A.

Attn: Marc A. Rubenstein, Esq.

Facsimile: (617) 235-0706

If to Bluebird:

bluebird bio, Inc.

150 2nd Street

Cambridge, MA 02141

Attn: General Counsel

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with a copy to:

Goodwin Procter LLP
53 State Street
Boston, MA 02109-2802
Attn: Michael Bison

17.9.

Further Assurances.  Bluebird and Biogen hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.

17.10.

No Third Party Beneficiary Rights.  Except as expressly provided in this Agreement, this Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including, without limitation, any Third Party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby, except in the case of Section 11, Biogen Indemnitees and Bluebird Indemnitees, as applicable.

17.11.

Entire Agreement; Confidentiality Agreement.  This Agreement, together with its Schedules, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter, including, without limitation, that certain mutual confidentiality agreement by and between Bluebird and Biogen Idec Inc., dated February 14, 2014 (the “CDA”).  The Parties acknowledge and agree that, as of the Effective Date, all Confidential Information (as defined in the CDA) disclosed by Biogen or its Affiliates pursuant to the CDA shall be considered Biogen’s Confidential Information and subject to the terms set forth in this Agreement.  In the event of any conflict between a material provision of this Agreement and any Schedule hereto, this Agreement shall control.

17.12.

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  An executed signature page of this Agreement delivered by electronic or facsimile transmission shall be as effective as an original executed signature page.

17.13.

Cumulative Remedies.  No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

17.14.	Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this

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Agreement. Accordingly, any rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.
17.15.	Headings. The captions to the several sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.
17.16.

Construction.    Except where the context otherwise requires, the use of any gender herein shall be deemed to be or include the other genders, the use of the singular shall be deemed to include the plural (and vice versa) and the word “or” is used in the inclusive sense commonly associated with the term “and/or”.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (c) the words “herein”, “herewith”, “hereof” and “hereunder”, and words of similar import, shall, unless otherwise stated, be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) all references to “Section” and “Schedule”, unless otherwise specified, are intended to refer to a Section or Schedule of or to this Agreement.

[Signatures on next page]

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

Biogen Idec MA Inc.		bluebird bio, Inc.
By:	/s/ Steven Holtzmann	By:	/s/ Jason F. Cole
	Name: Steven Holtzmann		Name: Jason F. Cole
	Title: EVP, Corporate Development		Title: SVP, General Counsel

Signature Page to License Agreement

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SCHEDULE A

COM IP

[***]

A-1

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SCHEDULE B

MOT IP

[***]

B-1

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